Exhibit No. 32.1
----------------
Form 10-QSB
Epicus Communications Group, Inc.
File No. 000-17058


   Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Epicus Communications Group, Inc. (the "Company") on Form 10-QSB for the period ending August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerard Haryman, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 6, 2005                By:      /s/ Gerard Haryman
      ---------------                   ---------------------------
                                                     Gerard Haryman
                                        Chief Executive Officer and
                                            Chief Financial Officer

---------------------------------------------------------------------------

A signed original of this written statement required by Section 906 has been provided to Epicus Communications Group, Inc. and will be retained by Epicus Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.